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                        Janus Global Life Sciences Fund

                      Supplement dated December 8, 2000 to
                      Statement of Additional Information
                            Dated January 31, 2000,
              as supplemented July 28, 2000 and September 25, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-525-3713.

THE FOLLOWING IS ADDED AS THE LAST SENTENCE OF INVESTMENT RESTRICTION (B) ON PAGE 6:

This policy does not apply to Janus Global Life Sciences Fund.

THE FOLLOWING REPLACES THE LAST SENTENCE OF INVESTMENT RESTRICTION (E) ON PAGE
6:

(e) This policy shall not prohibit reverse repurchase agreements; short sale transactions; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

THE FOLLOWING IS ADDED AS THE SECOND PARAGRAPH UNDER "INVESTMENT STRATEGIES AND RISKS - SHORT SALES" ON PAGE 12:

Janus Global Life Sciences Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must:
(1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Fund will engage in naked short sales when the portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.

                                                                   SAISUPP-12/00